--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 12, 2007


--------------------------------------------------------------------------------


                                   CHARTERMAC
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


--------------------------------------------------------------------------------


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        1-13237                                         13-3949418
(COMMISSION FILE NUMBER)                    (IRS EMPLOYER IDENTIFICATION NUMBER)


                     625 MADISON AVENUE, NEW YORK, NY 10022
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 317-5700


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT


--------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

On March 12, 2007, CharterMac (the "Company") (NYSE: CHC) released a press release announcing its financial results for the fourth quarter and year ended December 31, 2006. A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to "Item 2.02. Disclosure of Results of Operations and Financial Condition" and not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12 (a) (2) of the Securities Act.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
           ------------------------------------------------------------------

(a).  Financial Statements
      --------------------

Not Applicable

(b).  Pro Forma Financial Information
      -------------------------------

Not Applicable

(c).  Exhibits
      --------

99.1 Press Release dated March 12, 2007, "CharterMac Reports Fourth Quarter and Year-End Financial Results".

--------------------------------------------------------------------------------



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   CharterMac
                                                   (Registrant)

                                                   BY:   /s/ Rob L. Levy
                                                         ---------------
                                                         Rob L. Levy
                                                         Chief Financial Officer


March 12, 2007

AT THE COMPANY
--------------
Brenda Abuaf, Corporate Communications
(800) 831-4826


        CHARTERMAC REPORTS FOURTH QUARTER AND YEAR-END FINANCIAL RESULTS


NEW YORK, NY - MARCH 12, 2007 - CharterMac (the "Company") (NYSE: CHC) today announced financial results for the fourth quarter and year ended December 31, 2006.

"We completed several major initiatives in 2006 that significantly changed our Company and transformed CharterMac from a firm focused mainly on affordable and multifamily housing to a full-service real estate finance and investment company," said Marc D. Schnitzer, Chief Executive Officer and President of CharterMac. "Our accomplishments included the acquisition of ARCap, one of the nation's leading high-yield CMBS fund managers, the launch of Centerbrook Financial, our credit risk products company, the rollout of a new credit approval process, the divestiture of two non-core investments and the completion of a corporate re-engineering. We believe that all of these initiatives will help create a more efficient operating structure and provide us with a best-in-class platform to grow and compete in a very competitive industry. Today we can provide a broad array of debt and equity products for any type of real estate property."

FINANCIAL HIGHLIGHTS

The table below summarizes CharterMac's revenues, revenues adjusted to exclude the impact of consolidated partnerships, Cash Available for Distribution ("CAD"), CharterMac's primary performance measure, and net income for the three and twelve months ended December 31, 2006 and 2005.


                                       THREE MONTHS ENDED DECEMBER 31,  TWELVE MONTHS ENDED DECEMBER 31,
                                       ------------------------------   -------------------------------
                                         2006       2005     % CHANGE     2006       2005     % CHANGE
(In thousands, except per share data)  --------   --------   --------   --------   --------   --------
Revenues                               $127,942   $ 79,828     60.3%    $387,259   $295,097     31.2%
Revenues Adjusted to exclude
  Consolidated Partnerships*           $107,783   $ 89,845     20.0%    $371,242   $320,520     15.8%
CAD**                                  $ 28,469   $ 27,287      4.3%    $111,030   $114,710     (3.2%)
Net Income                             $  7,818   $  6,107     28.0%    $ 41,294   $ 59,014    (30.0%)

Per Share Data (diluted):
  CAD**                                $   0.49   $   0.47      4.3%    $   1.89   $   1.97     (4.1%)
  Net Income                           $   0.11   $   0.08     41.8%    $   0.62   $   0.98    (36.5%)


*    DISCUSSED ON PAGE (2) OF THIS PRESS RELEASE.

** SEE FOOTNOTE (2) ON PAGE 6 TO THE SELECTED FINANCIAL DATA FOR A DISCUSSION OF CAD.

ADJUSTED REVENUES

As previously reported, CharterMac's operating results include the results of Low-Income Housing Tax Credit ("LIHTC") Partnerships consolidated pursuant to FASB Interpretation 46 ( R ) or similar accounting pronouncements, as well as other LIHTC and Property Partnerships we control, but in which we have little or no equity interest. As CharterMac has virtually no equity interest in these partnerships, the net losses they generated were allocated almost entirely to their investors. The consolidation, therefore, has an insignificant impact on net income, although certain CharterMac revenues are eliminated in consolidation and revenues and expenses of the consolidated partnerships are reflected in the income statement.

In connection with the ARCap acquisition, we also consolidate a number of funds which we manage that invest in Commercial Mortgage Backed Securities and re-securitization trusts ("CMBS Partnerships") and a Direct Loan Investment fund. We maintain an equity interest in each of these funds and participate in the profits they generate.

As many of our revenues are eliminated when consolidating these partnerships, we are presenting our revenues adjusted to exclude the impact of the consolidation.

SUMMARY OF 2006 FINANCING AND INVESTMENT ACTIVITY

The following is a summary of CharterMac's and its subsidiaries' financing and investment activity for the fourth quarter and twelve months ended December 31, 2006:


        FINANCING/ INVESTMENT ACTIVITY:

                                                   THREE MONTHS ENDED   TWELVE MONTHS ENDED
                                                    DECEMBER 31, 2006    DECEMBER 31, 2006
                                                   ------------------   -------------------
                                                              (In thousands)
Revenue Bonds                                          $  109,458           $  379,027
Equity raised for Investment in LIHTC Properties          382,563            1,184,321
Credit Intermediation on LIHTC Funds                      135,540              368,675
Agency Loans (Fannie Mae/Freddie Mac)                     134,957              900,676
CharterMac Direct(1)                                      216,504              535,554
Conduits/Insurance Company/Other Loans                      6,291              105,567
High-Yield CMBS Certificates(2)                            94,567               94,567
Credit Default Swaps on Tax-Exempt Revenue Bonds(3)       164,404            1,145,711
CharterMac Urban Capital(4)                                62,783               63,617
                                                       ----------           ----------
       TOTAL                                           $1,307,067           $4,777,715
                                                       ==========           ==========


(1) CharterMac Direct includes first mortgages, bridge and mezzanine loans or equity investments funded through American Mortgage Acceptance Company ("AMAC"), ARCap Investors, LLC ("ARCap") or a fund managed by ARCap. Loans funded by ARCap or a fund managed by ARCap are for the period from August 15, 2006 (when ARCap became a subsidiary of CharterMac) to December 31, 2006.
(2) Total purchase price of the CMBS certificates purchased for the period from August 15, 2006 (when ARCap became a subsidiary of CharterMac) to December 31, 2006.
(3) Most of the Credit Default Swaps were provided for the re-securitization of existing revenue bonds within CharterMac's portfolio.
(4) Includes mezzanine loans and preferred equity investments in multifamily properties for the period from September 5, 2006 (subsequent to CharterMac ownership) to December 31, 2006.

MANAGEMENT CONFERENCE CALL

Management will conduct a conference call tomorrow, March 13, 2007, at 10:00 a.m. Eastern Time to review the Company's fourth quarter and year-end financial results for the period ended December 31, 2006. Investors, brokers, analysts, and shareholders wishing to participate should call (800) 310-6649. A webcast of the presentation will be available live and can be accessed through the Company's website, www.chartermac.com. To listen to the presentation via webcast, please go to the website's "Investor Relations" section at least 15 minutes prior to the start of the presentation. For interested individuals unable to join the conference call, a replay of the call will be available through Saturday, March 17, 2007, at (888) 203-1112 (Passcode 4294865) or on our website, through Wednesday, June 13, 2007.

ABOUT THE COMPANY

CharterMac, through its subsidiaries, is one of the nation's leading full-service real estate finance and investment companies. CharterMac offers capital solutions to developers and owners of properties throughout the country and quality real estate investment products to institutional and retail investors. For more information, please visit CharterMac's website at http://www.chartermac.com or contact the Investor Relations Department directly at 800-831-4826.

                           CHARTERMAC AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)



                                                             December 31,   December 31,
                                                                 2006           2005
                                                             ------------   ------------
Revenue bonds - at fair value                                 $2,397,738     $2,294,787
                                                              ----------     ----------
Net addition to assets from consolidation of partnerships     $5,498,208     $3,355,614
                                                              ----------     ----------
Total assets                                                  $9,688,516     $6,968,757
                                                              ----------     ----------

Liabilities:
  Financing arrangements                                      $1,801,170     $1,429,692
                                                              ----------     ----------
  Preferred shares of subsidiary (subject to mandatory
    repurchase)                                               $  273,500     $  273,500
                                                              ----------     ----------
  Notes payable                                               $  591,165     $  304,888
                                                              ----------     ----------
  Liabilities of consolidated partnerships                    $2,700,154     $1,618,395
                                                              ----------     ----------

Total liabilities                                             $5,580,333     $3,804,840
                                                              ----------     ----------

Minority interests in consolidated subsidiaries               $  247,390     $  262,274
                                                              ----------     ----------
Preferred shares of subsidiary (not subject to mandatory
  repurchase)                                                 $  104,000     $  104,000
                                                              ----------     ----------
Partners' interests in consolidated partnerships              $2,806,661     $1,747,808
                                                              ----------     ----------

Total shareholders' equity                                    $  950,132     $1,049,835
                                                              ----------     ----------


                                              ======================================================================================
                                                                         Three Months Ended December 31,
                                              --------------------------------------------------------------------------------------
                                                                2006                                          2005
                                              ----------------------------------------     -----------------------------------------

                                                  As                           As              As                            As
                                               Reported    Adjustments(1)  Adjusted(1)      Reported    Adjustments(1)   Adjusted(1)
                                              ---------    --------------  -----------     ----------   --------------   -----------
Total revenues                                $ 127,942      $ (20,159)     $ 107,783      $  79,828      $  10,017      $  89,845

Interest expense                                (35,130)            --        (35,130)       (23,002)            --        (23,002)
General and administrative                      (49,543)            --        (49,543)       (38,964)            --        (38,964)
Depreciation and amortization                   (12,966)            --        (12,966)       (10,728)            --        (10,728)
Write-off of goodwill and intangible assets         (97)            --            (97)       (22,567)            --        (22,567)
Loss on impairment of mortgage revenue bonds
  and other assets                               (2,338)            --         (2,338)        (2,653)            --         (2,653)
Expenses and equity losses of consolidated
  partnerships                                 (117,032)       117,032             --        (83,889)        83,889             --
Equity and other income                           1,703          3,225          4,928          5,547             (3)         5,544
Gain on sale or repayment of loans and
  revenue bonds                                   2,113             --          2,113         (2,824)            --         (2,824)
Income allocated to preferred shareholders
and minority interests                           (4,349)            --         (4,349)        (3,405)            --         (3,405)

Loss allocated to partners of consolidated
  partnerships                                  100,098       (100,098)            --         93,903        (93,903)            --
                                              ---------      ---------      ---------      ---------      ---------      ---------

Income before income taxes                       10,401             --         10,401         (8,754)            --         (8,754)

Income tax (provision) benefit                   (2,583)            --         (2,583)        14,861             --         14,861
                                              ---------      ---------      ---------      ---------      ---------      ---------

Net income                                    $   7,818      $      --      $   7,818      $   6,107      $      --      $   6,107
                                              =========      =========      =========      =========      =========      =========

  4.4% CRA Preferred dividend requirements       (1,188)            --         (1,188)        (1,188)            --         (1,188)
                                              ---------      ---------      ---------      ---------      ---------      ---------

Net income available to common and CRA
  shareholders                                $   6,630      $      --      $   6,630      $   4,919      $      --      $   4,919
                                              =========      =========      =========      =========      =========      =========

Net income per share:
   Basic                                      $    0.11      $      --      $    0.11      $    0.08      $      --      $    0.08
                                              =========      =========      =========      =========      =========      =========
   Diluted                                    $    0.11      $      --      $    0.11      $    0.08      $      --      $    0.08
                                              =========      =========      =========      =========      =========      =========

Weighted average shares outstanding:
   Basic                                         57,878             --         57,878         58,294             --         58,294
                                              =========      =========      =========      =========      =========      =========
   Diluted                                       58,458             --         58,458         58,532             --         58,532
                                              =========      =========      =========      =========      =========      =========


                           CHARTERMAC AND SUBSIDIARIES
                             SELECTED FINANCIAL DATA
                    (In thousands, except per share amounts)


                                              ======================================================================================
                                                                          Twelve Months Ended December 31,
                                              --------------------------------------------------------------------------------------
                                                                2006                                          2005
                                              ----------------------------------------     -----------------------------------------

                                                  As                           As              As                            As
                                               Reported    Adjustments(1)  Adjusted(1)      Reported    Adjustments(1)   Adjusted(1)
                                              ---------    --------------  -----------     ----------   --------------   -----------

Total revenues                                $ 387,259      $ (16,017)     $ 371,242      $ 295,097      $  25,423      $ 320,520

Interest expense                               (115,953)            --       (115,953)       (75,596)            --        (75,596)
General and administrative                     (165,648)            --       (165,648)      (128,613)            --       (128,613)
Depreciation and amortization                   (47,527)            --        (47,527)       (44,195)            --        (44,195)
Write-off of goodwill and intangible assets      (2,644)            --         (2,644)       (22,567)            --        (22,567)
Loss on impairment of assets                     (5,003)            --         (5,003)        (4,555)            --         (4,555)
Expenses and equity losses of consolidated
  partnerships                                 (402,104)       402,104             --       (324,118)       324,118             --
Equity and other income                           1,978         15,290         17,268          7,037            (10)         7,027
                                              ---------      ---------      ---------      ---------      ---------      ---------
Gain on sale or repayment of loans and
  revenue bonds                                  18,370             --         18,370          8,062             --          8,062

Income allocated to preferred shareholders
and minority interests                          (22,319)            --        (22,319)       (29,646)            --        (29,646)

Loss allocated to partners of consolidated
  partnerships                                  401,377       (401,377)            --        349,531       (349,531)            --
                                              ---------      ---------      ---------      ---------      ---------      ---------

Income before income taxes                       47,786             --         47,786         30,437             --         30,437

Income tax (provision) benefit                   (6,492)            --         (6,492)        28,577             --         28,577
                                              ---------      ---------      ---------      ---------      ---------      ---------

Net income                                    $  41,294      $      --      $  41,294      $  59,014      $      --      $  59,014
                                              =========      =========      =========      =========      =========      =========

  4.4% CRA Preferred dividend requirements       (4,752)            --         (4,752)        (2,020)            --         (2,020)
                                              ---------      ---------      ---------      ---------      ---------      ---------


Net income available to common
  and CRA shareholders                        $  36,542      $      --      $  36,542      $  56,994      $      --      $  56,994
                                              =========      =========      =========      =========      =========      =========

Net income per share:
   Basic                                      $    0.63      $      --      $    0.63      $    0.98      $      --      $    0.98
                                              =========      =========      =========      =========      =========      =========
   Diluted                                    $    0.62      $      --      $    0.62      $    0.98      $      --      $    0.98
                                              =========      =========      =========      =========      =========      =========

Weighted average shares outstanding:
   Basic                                         58,154             --         58,154         58,018             --         58,018
                                              =========      =========      =========      =========      =========      =========
   Diluted                                       58,711             --         58,711         58,291             --         58,291
                                              =========      =========      =========      =========      =========      =========


   Reconciliation of Net Income to Cash Available for Distribution ("CAD")(2)

                                                       -------------------------------    -------------------------------
                                                       Three Months Ended December 31,    Twelve Months Ended December 31,
                                                       -------------------------------    -------------------------------
                                                             2006            2005              2006            2005
                                                          ----------      ----------        ----------      ----------
(In thousands)
Net income                                                $   7,818       $   6,107         $  41,294       $  59,014

4.4% CRA Preferred dividends                                 (1,188)         (1,188)           (4,752)         (2,020)

Interest income yield adjustments                                52              64             4,137            (596)

Fees deferred for GAAP                                        6,612           2,172            30,426          23,930

Depreciation and amortization expense                        13,065          33,295            50,171          66,762

Gain on sale of loans                                        (1,855)           (773)          (10,855)        (11,140)

Tax adjustment                                                1,898         (15,839)            2,180         (27,866)

Non-cash compensation                                         6,766           3,242            19,348           8,541

Difference between subsidiary equity distributions
   and income allocated to subsidiary equity holders         (6,031)         (6,873)          (19,243)        (11,245)

Non-cash equity income                                         (499)            124            (6,253)            358

Loss on impairment of assets                                  2,338           2,653             5,003           4,555

Other, net                                                     (507)          4,303              (426)          4,417
                                                          ---------       ---------         ---------       ---------
CAD                                                       $  28,469       $  27,287         $ 111,030       $ 114,710
                                                          =========       =========         =========       =========


(1) As previously reported, CharterMac's earnings results include the results of LIHTC Partnerships consolidated pursuant to FASB Interpretation 46 (R) or similar accounting pronouncements, as well as other LIHTC and Property Partnerships we control, but in which we have little or no equity interest. As CharterMac has virtually no equity interest in these partnerships, the net losses generated by them were allocated almost entirely to their investors. The consolidation of these partnerships, therefore, has an insignificant impact on net income, although certain CharterMac revenues are eliminated in consolidation and revenues and expenses of the consolidated partnerships are reflected in the income statement. We act as a general partner of the CMBS Partnerships we sponsor and own a portion of the funds. Adjusted equity income includes our proportionate share of the profits as well as other allocations for general partner services. The adjusted figures presented are not in accordance with generally accepted accounting principles ("GAAP") but are presented for the purpose of comparability.

(2) CharterMac believes that Cash Available for Distribution ("CAD") is helpful to investors in measuring the performance of our Company. CAD is the performance measure used by our chief decision-makers to allocate resources among our segments. CAD represents net income (computed in accordance with GAAP), adjusted for:

     o Cash fees and other revenues received but deferred in accordance with GAAP. Fees recognized for CAD but deferred for GAAP purposes are generally earned over a period of time in connection with certain of our product lines, such as fund sponsorship and credit intermediated fees.
     o The effect of straight line revenue recognition of interest income on revenue bonds with fixed changes in interest rates.
     o Depreciation and amortization, including write-off of intangible assets.
     o Non-cash gains recognized on sale of mortgage loans when servicing rights are retained.
     o    Losses on sales of loans or repayment of revenue bonds.
     o    Impairment losses.
     o The portion of tax benefit or provision that is not expected to be realized in cash.
     o    Non-cash compensation expenses.
     o The difference between earnings allocated to Subsidiary Equity in accordance with GAAP and distributions to holders of that equity.

There is no generally accepted methodology for computing CAD, and the Company's computation of CAD may not be comparable to CAD reported by other companies. CAD does not represent net cash provided by operating activities determined in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of the Company's performance, as an alternative to net cash provided from operating activities (determined in accordance with GAAP) as a measure of our liquidity, or as an indication of our ability to make cash distributions.


CERTAIN STATEMENTS IN THIS DOCUMENT MAY CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND BELIEFS AND ARE SUBJECT TO A NUMBER OF FACTORS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THESE RISKS AND UNCERTAINTIES ARE DETAILED IN CHARTERMAC'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND IN ITS OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, AND INCLUDE, AMONG OTHERS, ADVERSE CHANGES IN THE REAL ESTATE MARKETS INCLUDING, AMONG OTHER THINGS, COMPETITION WITH OTHER COMPANIES; INTEREST RATE FLUCTUATIONS; GENERAL ECONOMIC AND BUSINESS CONDITIONS, WHICH WILL, AMONG OTHER THINGS, AFFECT THE AVAILABILITY AND CREDIT WORTHINESS OF PROSPECTIVE TENANTS, LEASE RENTS AND THE TERMS AND AVAILABILITY OF FINANCING FOR PROPERTIES FINANCED BY MORTGAGE REVENUE BONDS WE OWN; ENVIRONMENT/SAFETY REQUIREMENTS; CHANGES IN APPLICABLE LAWS AND REGULATIONS; OUR TAX TREATMENT, THE TAX TREATMENT OF OUR SUBSIDIARIES AND THE TAX TREATMENT OF OUR INVESTMENTS; RISK OF DEFAULT ASSOCIATED WITH THE MORTGAGE REVENUE BONDS AND OTHER SECURITIES HELD BY US OR OUR SUBSIDIARIES; RISKS ASSOCIATED WITH PROVIDING CREDIT INTERMEDIATION; RISK OF LOSS UNDER MORTGAGE BANKING LOSS SHARING AGREEMENTS; THE RISK THAT RELATIONSHIPS WITH KEY INVESTORS AND DEVELOPERS MAY NOT CONTINUE; OUR ABILITY TO GENERATE FEE INCOME MAY NOT CONTINUE; AND RISKS RELATED TO THE FORM AND STRUCTURE OF OUR FINANCING ARRANGEMENTS.. SUCH FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS DOCUMENT. CHARTERMAC EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT ANY CHANGE IN CHARTERMAC'S EXPECTATIONS WITH REGARD THERETO OR CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

                                       ###